EFH Corp. Q1 09 Investor Call May 1, 2009 Exhibit 99.2

Safe Harbor Statement
This presentation contains forward-looking statements, which are subject to various risks and uncertainties.  Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in EFH Corp.'s filings with the Securities and Exchange
Commission (SEC).  In addition to the risks and uncertainties set forth in EFH Corp.'s SEC filings, the forward-looking statements in this presentation regarding the company’s long-
term hedging program could be affected by, among other things: any change in the ERCOT electricity market, including a regulatory or legislative change, that results in wholesale electricity prices not being largely driven by natural gas prices; any decrease in market heat rates as the long-term hedging program generally does not mitigate exposure to changes in market heat rates; the unwillingness or failure of any hedge counterparty or the lender under the commodity collateral posting facility to perform its obligations under a long-term hedge agreement or the facility, as applicable; or any other unforeseen event that results in the inability to continue to use a first lien to secure a substantial portion of the hedges under the long-term hedging program.  In addition, the forward-looking statements in this presentation regarding the company’s new generation plants could be affected by, among other things, EFH Corp.’s ability to timely manage the construction of the new plants, labor strikes or labor or materials shortages, and any unexpected judicial rulings with respect to the plants’ construction permits.
Regulation G
This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in the appendix to this presentation.

2 Today’s Agenda Paul Keglevic Executive Vice President & CFO Financial and Operational Overview Q1 09 Review Q&A

(22) (243) (265) Adjusted (non-GAAP) operating loss
(134) - (134) Unrealized mark-to-market net (gains) on interest rate swaps
90
(663)
442
Q1 09
90 - Goodwill impairment charge (noncash)
(1,689) 1,026 Unrealized commodity-related mark-to-market net (gains) losses
Items excluded from adjusted (non-GAAP) operating earnings (after tax):
1,711 (1,269) GAAP net income (loss) attributable to EFH Corp.
Change
Q1 08 Factor
Consolidated: reconciliation of GAAP net income (loss) to adjusted (non-GAAP) operating results
Q1 09 vs. Q1 08; $ millions, after tax
1
See Appendix for Regulation G reconciliations and definition.
EFH Corp. Adjusted (Non-GAAP) Operating Results
1

14 Higher margin from asset management activities
5 Higher nuclear-fueled generation
45 Contribution margin
20 Lower amortization of intangibles arising from purchase accounting
12 Lower purchased power costs during plant outages
17 Total change - Competitive business
(13) Higher interest expense due to increased amortization of interest rate hedge losses
Regulated business:
(12) Net income attributable to noncontrolling interests
Competitive business:
(27) Lower results due to milder weather and a weaker economy, higher operating costs and interest
(2) Other
(13) Higher retail system transition and bad debt expenses, and higher plant outage maintenance costs
(22) Total change in adjusted (non-GAAP) operating results
(6) Lower coal-fueled generation
Better
(Worse)
Than
Q1 08
Description/Drivers
Consolidated: key drivers of the change in EFH (non-GAAP) operating results
Q1 09 vs. Q1 08; $ millions, after tax
EFH Corp. Adjusted (Non-GAAP) Operating Results

TCEH
EFH Corp. Adjusted EBITDA (Non-GAAP)
Q1 08 Q1 09
1,116
1,140
823
825
1 See Appendix for Regulation G reconciliations and definition.  Includes $5 million and $8 million in Q1 09 and Q1 08, respectively, of EFH Business Services and
Corporate Adjusted EBITDA.
EFH Corp. Adjusted EBITDA (non-GAAP)
Q1 09 vs. Q1 08; $ millions
Oncor
307
288
Variances are primarily the same as those impacting adjusted (non-GAAP) operating results.
1

3,128
3,101
Oncor Operational Results
Electricity distribution points of delivery
End of period, thousands of meters
Electric energy billed volumes; GWh
24,227
25,655
Q1 09
Q1 08
Q1 09 Q1 08
Decline led by lower SMB & LCI volumes
Growth below ERCOT estimated CAGR of 1.9%
Q1 09 Highlights
Lower energy volumes due to a
weaker economy and milder
weather
Improved reliability –
fewer
interruptions and shorter
interruption durations
Execution of AMS plan –
120,000
meters installed in Q1 09
(160,000 installed to date)
SAIDI (non-storm)
1
; Minutes
Q1 09
Q1 08
81.5
85.2
Shorter interruption durations
15,094
16,064
9,133
9,591
1
System Average Interruption Duration Index (non-storm) is the average number of minutes electric service is interrupted per consumer in a year.
2
SMB – small business; LCI – large commercial and industrial
Residential
SMB & LCI
6%
1%
4%
2

5,880
6,115
3,305
3,339
1,722
1,693
SMB
LCI
Residential
TXU Energy Operational Results
7 consecutive quarters of residential customer growth
Reflects milder weather and economic impacts,
partially offset by customer growth
Q1 09 Q1 08
Total residential customers
End of period, thousands
Q4 08 Q1 09
Retail electricity sales volumes by customer
class; GWh
10,907
11,147
1,930 1,914
Q1 09 Highlights
Lower average residential
customer usage due primarily to
milder weather
Lower SMB and LCI customer
usage due to a weaker economy,
offset by usage attributable to
new customers
Continued growth in residential
customers
New customer information
system implemented in Q1 09 for
residential customers
2%
1%
1
Small business customers
2
Large commercial and industrial customers
1
2

Luminant Operational Results
Nuclear-fueled generation; GWh
4,921
5,190
Q1 08
Q1 09
Coal-fueled generation; GWh
10,952
10,255
Q1 08 Q1 09
Strong performance from the nuclear fleet
5%
6%
Unplanned outages at Martin Lake
Q1 09 Highlights
Industry leading safety
performance overall
Continued strong nuclear
operations
Favorable cost mix of nuclear vs.
fossil fuel  production
27 more forced outage days
primarily due to unplanned outages
at the Martin Lake coal-fueled
facility in Q1 09
Low wholesale power prices
resulted in ~400 GWh of lower coal-
fueled generation

Cash borrowings of $1.250 billion were drawn on this facility in October 2007 and have been retained as restricted cash.  Letters of credit are supported by the restricted cash.
Facility to be used for letters of credit and borrowings for general corporate purposes.
As of 3/31/09, the TCEH Revolving Credit Facility includes approximately $142 million of undrawn commitments from a subsidiary of Lehman Brothers that has filed for bankruptcy.  This amount is only available from the fronting banks and the swingline lender and excludes $26 million of requested draws not funded by the Lehman subsidiary.  The TCEH Delayed Draw Term Loan Facility excludes $5 million of undrawn commitments and $11 million of requested draws that have not been funded by the Lehman subsidiary.
Facility to be used during the two-year period commencing on October 11, 2007 to fund expenditures for constructing certain new generation facilities and environmental upgrades of existing generation facilities, including previously incurred expenditures not yet funded under this facility.
Includes $400 million cash and $50 million letter of credit investment, maturing on 3/31/09, in collateral funding transactions with counterparties to interest rate swaps.
Pursuant to the Public Utility Commission of Texas (PUC) rules, TCEH is required to maintain available liquidity to assure adequate credit worthiness of TCEH’s retail electric provider subsidiaries, including the ability to return customer deposits, if necessary.  As a result, at 3/31/09, the total availability under the TCEH credit facilities should be further reduced by $235 million.
EFH Corp. and TCEH have sufficient liquidity to meet their anticipated ongoing needs, but will continue to monitor dislocated market conditions to ensure financial flexibility.
EFH Corp. Liquidity Management
4,100
3,774
2,700
926
1,748
1,250
769
481
450
310
1,503
Facility Limit LOCs/Cash Borrowings Availability
Cash and Equivalents
TCEH Letter of Credit Facility
TCEH Revolving Credit Facility
TCEH Delayed Draw Term Loan Facility
Short Term Investments
2
4,492
5,469
8,050
3
4
EFH Corp. (excluding Oncor) available liquidity
As of 3/31/09; $ millions
• EFH Corp. and TCEH elected to
exercise the PIK feature of their Toggle
Notes to defer payment in the aggregate
of ~$233 million for the May 1, 2009
interest payment and ~$246 million for
the November 1, 2009 interest payment
• Remaining capacity to exercise the PIK
feature through April 30, 2013 to further
enhance liquidity by ~$1.4 billion
• Liquidity reflected in the table does not
include the unlimited capacity available
under the Commodity Collateral Posting
Facility for ~760 million MMBtu of
natural gas hedges
1
5
6
1
2
3
4
5
6

10 Today’s Agenda John Young President & CEO Financial and Operational Overview Q1 09 Review Q&A

Luminant Solid-Fuel Development Program
Sandow Power Plant Unit 5
Rockdale, Texas
Oak Grove Power Plant
Robertson County, Texas
~80 Percent complete at 3/31/09
Texas lignite Primary fuel
Late 2009/Mid 2010 Commercial operation date
1,600 MW Estimated net capacity
May 2009 Synchronize to grid
Texas lignite Primary fuel
Mid 2009 Commercial operation date
581 MW Estimated net capacity
Luminant’s construction of three new lignite-fueled generating units continues to track on time and on budget, with Sandow 5 beginning start-up/testing.

12 Today’s Agenda EFH Senior Executive Team Financial and Operational Overview Q1 09 Review Q&A

13 Questions & Answers

Appendix – Additional Slides and Regulation G Reconciliations

Unrealized Mark-To-Market Impact Of Hedging
Unrealized mark-to-market impact of hedging program
3/31/09 vs. 12/31/08; mixed measures, pre-tax
~$7.18 ~$7.11 ~$6.96 ~$6.67 ~$5.93 ~$4.30 $/MMBtu Natural gas prices
~$7.15 ~$7.15 ~$7.23 ~$7.31 ~$7.13 ~$6.11 $/MMBtu Natural gas prices
~2,018 ~101 ~300 ~492 ~502 ~450 ~173 mm MMBtu Natural gas hedges
~$0.9 ~$0.2 ~$0.0 ~$0.0 ~$0.0 ~$0.3 ~$0.4 $ billions Cum. MTM gain at 12/31/08
3/31/09
~$0.0
~$0.0
~$7.19
~300
~$7.19
2013
~$2.0 ~$0.2 ~$0.2 ~$0.3 ~$0.8 ~$0.5 $ billions Cum. MTM gain at 3/31/09
~$0.1
~$8.05
~146
~$8.16
2009
~$7.80 ~$7.36 ~$7.56 ~$7.82 $/MMBtu Average hedge price
~1,942 ~99 ~492 ~496 ~409 mm MMBtu Natural gas hedges
~$0.0
~$7.80
2014
$ billions
$/MMBtu
Measure
~$0.2
~$7.36
2012
~$0.5
~$7.82
2010
~$0.3
~$7.56
2011
~$1.1
Total or
Avg.
Q1 09 MTM gain
12/31/08
Average hedge price
Factor
1
Weighted average prices are based on sales prices of short positions in the corporate natural gas hedging program based on NYMEX Henry Hub. Where collars are reflected, sales price represents the collar floor price. 3/31/09 prices for 2009 represent 4/01/09 through 12/31/09 values.
2
MTM values are shown on a discounted basis and include the effects of all transactions in the corporate hedging program including offsetting purchases (for re-balancing) and natural gas basis deals.
3
As of 3/31/09. 2009 represents 4/01/09 through 12/31/09 volumes. Where collars are reflected, the volumes are estimated based on the natural gas price sensitivity (i.e., delta position) of the derivatives.  The notional volumes for collars are approximately 150 million MMBtu, which corresponds to a delta position of approximately 100 million MMBtu.
1
2
3
1
2
Reductions in natural gas prices during the first quarter 2009 resulted in a ~$1.1 billion
(~$700 million after tax) unrealized mark-to-market net gain in GAAP income for Q1 09.

TCEH hash edged approximately 79% of Luminant’s estimated Henry Hub-based natural gas exposure
From 2009 through Q1 2014 . More than 95% of the hedge positions are supported directly by a first
Lien or by the TCEH Commodity Collateral Posting Facility.
Natural gas position estimate
09-14; million MMBtu
Hedged
Un-hedged
544
535
491
292
89
371
459
287
108
2
47
59
BAL09 2010 2011 2012 2013 2014
373
591
594
599
579
Corporate
NG Hedges
137
1
As of 3/31/09. Assumes conversion of electricity positions based on a ~8.0 heat rate with natural gas being on the margin ~75-90% of the time (i.e., when coal is forecast to be on the margin, no natural gas position is assumed to be generated).
2
Includes corporate natural gas hedging program and estimated retail/wholesale effects.  BAL09 represents 5/01/09 through 12/31/09 volumes.
3
eighted average prices are based on sales prices of short positions in the corporate natural gas hedging program based on NYMEX Henry Hub. here collars are reflected, sales price represents the collar floor price.
409
496
492
300
TCEH Has Significantly Hedged Luminant’s
Natural Gas Position
~50%
~$7.19
~300
2013
~16%
~$7.80
~99
2014
~$7.55
~1,933
Total or
Average
Percent
$/MMBtu
mm MMBtu
Measure
~82%
~$7.36
~492
2012
~92%
~$7.82
~409
2010
~99%
~$8.05
~137
BAL09
~90%
~$7.56
~496
2011
Overall estimated percent of total
TCEH/Luminant NG position hedged
Natural gas hedging program
Average price
Factor
548
99
3
2
1

Through the balance of 2009, the majority of commodity-related risks are significantly mitigated.
EFH Adjusted EBITDA Sensitivities
~0 $1/gallon ~100 Diesel ($/gallon)
5
~0 $0.10/MMBtu >95 Texas gas vs. NYMEX Henry Hub price ($/MMBtu)
3,4
~3 0.1 MMBtu/MWh ~88 7X24 market heat rate (MMbtu/MWh)
18 TWh
23 TWh
23 TWh
Balance of 2009
n.a.
n.a.
~100
~98
>95
Percent Hedged at
March 31, 2009
1%
1%
$1/MWh
1 million tons
1 TWh
$10/lb.
$5/ton
$1/MMBtu
Change
TXU Energy Operational
~23 Residential contribution margin ($/MWh)
~6 Residential consumption
~7 Business markets consumption
Luminant Operational
~12 Baseload generation (TWh)
~11 Mine productivity (tons produced)
~0 Nuclear fuel ($/lb)
~2 Base coal ($/ton)
6
~2 NYMEX gas price ($/MMBtu)
Commodity
BOY Impact
$ millions
Impact on EFH Adjusted EBITDA
1
09E; mixed measures
1
Balance-of-year estimate based on commodity positions as of 3/31/09, net of long-term hedges and wholesale/retail effects, excludes gains and losses incurred prior to 3/31/09.
2
Simplified representation of heat rate position in a single TWh position.  In reality, heat rate impacts are differentiated across baseload plants (linked primarily to changes in North Zone
7x24), natural gas plants (primarily North Zone 5x16) and wind (primarily West Zone 7x24).
3
Assumes conversion of electricity positions based on a ~8.0 market heat rate with natural gas being on the margin ~75-90% of the time (i.e., when coal is forecast to be on the margin, no natural gas position is assumed to be generated).
4
The percentage hedged represents the amount of estimated natural gas exposure based on Houston Ship Channel gas price sensitivity as a proxy for Texas gas price.
5
Includes fuel surcharge on rail transportation.
6
Excludes fuel surcharge on rail transportation.
2
3

2009 Commodity Prices
percent
$/ton
$/gallon
$/MWh
MMbtu/MWh
$/MMBtu
$/MMBtu
Units
$29.98 $30.26 $29.16 North Zone 7x24 power price
7.5 7.5 7.2 7x24 market heat rate
$4.34 $4.29 $4.47 NYMEX gas price
1.24%
$10.70
$1.36
$4.03
Q1 09 Actual
1.81%
$7.95
$1.50
$4.01
BOY 09
1.67% LIBOR interest rate
$8.64 PRB 8400 coal
$1.46 Gulf Coast ultra-low sulfur diesel
$4.02 HSC gas price
Commodity FY 09
Commodity prices
09E; mixed measures
1
Balance-of-year (BOY) estimate based on commodity prices as of 3/31/09.
Source: NYMEX and independent broker quotes.
1

Financial Definitions
Operating revenues less fuel, purchased power costs, and delivery fees, plus or minus net gain (loss) from commodity hedging and trading activities, which on an adjusted (non-GAAP) basis, exclude unrealized gains and losses.
Contribution Margin
(non-GAAP)
Net income (loss) from continuing operations before interest expense and related charges, and income tax expense
(benefit) plus depreciation and amortization.
EBITDA
(non-GAAP)
Generally accepted accounting principles.  GAAP
The purchase method of accounting for a business combination as prescribed by GAAP, whereby the purchase price of a business combination is allocated to identifiable assets and liabilities (including intangible assets) based upon their fair values.  The excess of the purchase price over the fair values of assets and liabilities is recorded as goodwill. Depreciation and amortization due to purchase accounting represents the net increase in such noncash expenses due to recording the fair market values of property, plant and equipment, debt and other assets and liabilities, including intangible assets such as emission allowances, customer relationships and sales and purchase contracts with pricing favorable to market prices at the date of the Merger. Amortization is reflected in revenues, fuel, purchased power costs and delivery fees, depreciation and amortization, other income and interest expense in the income statement.
Purchase Accounting
Net income (loss) adjusted for items representing income or losses that are not reflective of underlying operating results.  These items include unrealized mark-to-market gains and losses, noncash impairment charges and other charges, credits or gains that are unusual or nonrecurring. EFH Corp. uses adjusted (non-GAAP) operating earnings as a measure of performance and believes that analysis of its business by external users is enhanced by visibility to both net income (loss) prepared in accordance with GAAP and adjusted (non-GAAP) operating earnings
(losses).
Adjusted (non-GAAP)
Operating Results
EBITDA adjusted to exclude interest income, noncash items, unusual items, interest income, income from discontinued operations and other adjustments allowable under the EFH Corp. Senior Notes bond indenture.
Adjusted EBITDA plays an important role in respect of certain covenants contained in the EFH Corp. Senior Notes.
Adjusted EBITDA is not intended to be an alternative to GAAP results as a measure of operating performance or an alternative to cash flows from operating activities as a measure of liquidity or an alternative to any other measure of financial performance presented in accordance with GAAP, nor is it intended to be used as a measure of free cash flow available for EFH Corp.’s discretionary use, as the measure excludes certain cash requirements such as interest payments, tax payments and other debt service requirements.  Because not all companies use identical calculations, Adjusted EBITDA may not be comparable to similarly titled measures of other companies.
Adjusted EBITDA
(non-GAAP)
Definition Measure

Table 1: EFH Corp. Adjusted  EBITDA Reconciliation
3 Months Ended March 31, 2009 and 2008
$ millions
- 2 EBITDA amount attributable to consolidated unrestricted subsidiaries
- 90 Impairment of goodwill
2
5 1 Impairment of other assets and inventory write down
138 97 Purchase accounting adjustments
1
(317) (298) Oncor EBITDA
- 12 Net income attributable to noncontrolling interests
2 5 Noncash compensation expenses
3
8 4 Losses on sale of receivables
(5) (1) Interest income
18 24 Amortization of nuclear fuel
1,594 (1,030) Unrealized net (gain) loss from hedging transactions
Adjustments to EBITDA (pre-tax):
57 25 Oncor dividends
843 667 Interest expense and related charges
1,849
407
333
442
Q1 09
(1,269) Net income (loss) attributable to EFH Corp.
(660) Income tax expense (benefit)
395 Depreciation and amortization
(691) EBITDA
Q1 08 Factor
Note: Table and footnotes to this table can be found on following page.

Table 1: EFH Corp. Adjusted  EBITDA Reconciliation (continued from previous page)
3 Months Ended March 31, 2009 and 2008
$ millions
- 7 Severance expense
4
14 17 Transaction and merger expenses
6
12 11 Transition and business optimization costs
5
3 - Equity losses of unconsolidated affiliate engaged in broadband over power lines
52 34 Expenses incurred to upgrade or expand a generation station
7
1,116
264
852
3
Q1 09
- Restructuring and other
1,140 Adjusted EBITDA per Restricted Payments Covenant
250 Add back Oncor adjustments
890 Adjusted EBITDA per Incurrence Covenant
Q1 08 Factor
1 Includes amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts, power purchase agreements and the stepped-up value of nuclear fuel. Also includes certain credits not recognized in net income due to purchase accounting.
2 Reflects the completion in the first quarter of 2009 of the fair value calculation supporting the goodwill impairment charge that was recorded in the fourth quarter of 2008.
3 Excludes capitalized amounts.
4 Includes amounts incurred related to outsourcing or restructuring activities.
5 Includes professional fees primarily for retail billing and customer care systems enhancements and certain incentive compensation.
6 Includes costs related to the Merger, the Sponsor management fee and costs related to certain growth initiatives.
7 Reflects noncapital outage costs.

1
2
Table 2: TCEH Adjusted  EBITDA Reconciliation
3 Months Ended March 31, 2009 and 2008
$ millions
- 2 EBITDA amount attributable to consolidated unrestricted subsidiaries
- 70 Impairment of goodwill
1,594 (1,030) Unrealized net (gain) loss from hedging transactions
11 11 Transition and business optimization costs
5
- 1 Transaction and merger expenses
- 7 Severance expense
4
2 2 Noncash compensation expenses
8 4 Losses on sale of receivables
126 86 Purchase accounting adjustments
(10) (8) Interest income
18 24 Amortization of nuclear fuel
Adjustments to EBITDA (pre-tax):
599 399 Interest expense and related charges
1,618
276
367
576
Q1 09
(1,200) Net income (loss)
(644) Income tax expense (benefit)
269 Depreciation and amortization
(976) EBITDA
Q1 08 Factor
Note: Table and footnotes to this table can be found on following page
3

Table 2: TCEH Adjusted  EBITDA Reconciliation (continued from previous page)
3 Months Ended March 31, 2009 and 2008
$ millions
1 Includes amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts, power purchase agreements and the stepped up value of nuclear fuel. Also includes certain credits not recognized in net income due to purchase accounting.
2 Reflects the completion in the first quarter of 2009 of the fair value calculation supporting the goodwill impairment charge that was recorded in the fourth quarter of 2008.
3 Excludes capitalized amounts.
4 Includes amounts incurred related to outsourcing and restructuring activities.
5 Includes professional fees primarily for retail billing and customer care systems enhancements and incentive compensation.
6 Reflects noncapital outage costs.
7 Primarily pre-operating expenses related to Oak Grove and Sandow 5 generation facilities.
2 5 Other adjustments allowed to determine Adjusted EBITDA per Maintenance Covenant
7
58 33 Expenses related to unplanned generation station outages
6
52 34 Expenses incurred to upgrade or expand a generation station
6
861
823
2
Q1 09
- Restructuring and other
885 Adjusted EBITDA per Maintenance Covenant
825 Adjusted EBITDA per Incurrence Covenant
Q1 08 Factor

1 Purchase accounting adjustments consist of amounts related to the accretion of an adjustment (discount) to regulatory assets resulting from purchase accounting.
Table 3: Oncor Adjusted  EBITDA Reconciliation
3 Months Ended March 31, 2009 and 2008
$ millions
(11) (10) Purchase accounting adjustments
1
(12) (9) Interest income
307 288 Adjusted EBITDA
1 - Transition and business optimization costs
76 86 Interest expense and related charges
307
126
37
58
Q1 09
85 Net income
48 Income tax expense
120 Depreciation and amortization
329 EBITDA
Q1 08 Factor